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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                 April 25, 2001


                           ---------------------------


                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)

                      0-18929                                    75-2349915
                      -------                                    ----------
             (Commission File Number)                          (IRS Employer
                                                             Identification No.)
               690 East Lamar Blvd.
                     Suite 200
                 Arlington, Texas                                   76011
                 ----------------                                   -----
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (817) 265-4113
                             (Registrant's telephone
                          number, including area code)


                                    No Change


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On April 25, 2001, the Registrant issued a press release announcing its financial results for the second quarter of fiscal 2001 and the acquisition of Stagg Industries, Inc.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

         Exhibit 99                 Press Release, dated April 25, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TANDY BRANDS ACCESSORIES, INC.


                                      By:  /s/ J.S.B. Jenkins
                                          --------------------------------
                                          J.S.B. Jenkins, President and
                                          Chief Executive Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
--------                 -----------
Exhibit 99          Press Release, dated April 25, 2001.